UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 4, 2015, US Ecology, Inc.’s (the “Company”) subsidiary, EQ Industrial Services, Inc. (the “Seller”) entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) to sell all of the issued and outstanding capital stock of its subsidiary, Allstate Power Vac, Inc. (“Allstate”), an industrial services business, to ASPV Holdings, Inc., a private investor group (the “Buyer”), for approximately $58.0 million cash, subject to adjustments for working capital and capital expenditures.

The agreement contains customary representations, warranties and covenants. The closing is subject to customary closing conditions, and is subject to certain approvals by the New Jersey Department of Environmental Protection and approvals under the Solid Waste Utility Control Act and the Solid Waste Management Act. The Company expects the acquisition to close in the fourth quarter of 2015. The agreement may be terminated by each of the Buyer and the Seller under specified circumstances, including by mutual consent or if the respective closing obligations of the parties are not fulfilled by February 1, 2016.

Item 2.06. Material Impairments

As a result of the agreement to sell Allstate as described in Item 1.01, and management’s strategic review, the Company evaluated the recoverability of the assets associated with its industrial services business. Based on this analysis, the Company recorded a non-cash goodwill impairment charge of $6.7 million, or $0.31 per diluted share, in the second quarter of 2015. The estimated fair value of the industrial services business was calculated using a combination of quoted market prices and discounted cash flows. This charge is not expected to result in future cash expenditures.

Item 7.01. Regulation FD Disclosure

On August 5, 2015, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of US Ecology, Inc., dated August 5, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ECOLOGY, INC.
(Registrant)

Date: August 7, 2015	By:/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release of US Ecology, Inc., dated August 5, 2015.

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